EXHIIBIT 99.1

| Nasdaq: DUOT INVESTOR PRESENTATION JANUARY 2023 REV5.3 Nasdaq: DUOT

| Nasdaq: DUOT Safe Harbor Statement This presentation, as well as other written or oral statements made from time to time, includes “forward - looking statements” . Forward - looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and future results of operations, business strategy and plans and objectives of management for future operations This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties or us . Industry publications and third - party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information . All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . While we believe these industry publications and third - party research, surveys and studies are reliable, we have not independently verified such data . The industry in which we operate is subject to a high degree of uncertainty, change and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us including statements regarding projected revenue and margins, new product developments, potential increases in our customer base and deployments, possible mergers and acquisitions activity, and our plans to expand into new markets, countries and categories .. Forward - looking statements reflect our current views with respect to future events . The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate,” “plans,” “continuing,” or the negative of these words and similar expressions identify forward - looking statements . These forward - looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward - looking statements . All forward - looking statements involve risks, assumptions and uncertainties . You should not rely upon forward - looking statements as predictors of future events . The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control . Actual results may differ materially from expected results . These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward - looking statements . Other known as well as unknown or unpredictable factors also could harm our results . All of the forward - looking statements we have included in this presentation are based on information available to us on the date of this presentation . We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward - looking statements, whether as a result of new information, future events or otherwise . In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this presentation might not occur . Any reference to financial projections in this presentation, if any, are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this presentation . The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events . 2

| Nasdaq: DUOT Duos Technologies Overview – Nasdaq: DUOT Advanced technology company that specializes in Machine Vision & Artificial Intelligence to analyze fast moving objects. Inspection Portals Hardware Artificial Intelligence IT O & M Manufacture Project Mgt Installation Software All aspects of solutions self - performed using our intellectual property and patents. • Headquarters in Jacksonville, FL • ~ 75 Employees • 15 x Portals deployed/contracted • FY 2021 Revenue: $8M • FY 2022 Revenue: ~$16.5 - $18.0M • FY 2023 Revenue: ~$20.0 - $24.0M (Objective) We help customers move commerce safer and more efficiently. 3

| Nasdaq: DUOT Charles (Chuck) Ferry Chief Executive Officer Adrian Goldfarb Strategic Advisor Leah Brown Controller • Over 35 years of military and private - sector leadership • Previously CEO for APR Energy • Previously GM for ARMA Global • 26 years Army Enlisted, NCO Combat Veteran • Infantry, Ranger, and Special Operations Commander 40+ years of experience in commercial, operational, and financial positions in technology companies including over 13 years as CFO of public companies. 25+ years of experience in accounting, finance, program oversight, and strategic planning, and performed various financial positions for transportation sector and in Fortune 500 company. Jeff Necciai Chief Technology Officer 30+ years of experience in designing, developing, and delivering value - driven technology solutions across a wide range of industries. Former CTO for Nascent Technologies. Management Team 4 Andrew Murphy Chief Financial Officer 16+ years of experience in finance and accounting leadership roles in private equity and public companies in asset intensive markets such as power and recycling/waste management. John White VP, Operations 40+ years of military and private sector experience. Decorated Infantry Combat Veteran. SME with installation of power plants, solar farms, and Railcar Inspection Portals. Matt Keepman SVP, Sales & Marketing Two decades of managing strategic accounts within the North American rail industry. Former Key Account Executive for Wabtec Corporation, led the commercial strategy for Canadian Pacific Railway account across all business segments.

| Nasdaq: DUOT Strategy Truck Inspection Portal Aircraft Inspection Portal EDGE Data Centers Railcar Inspection Portal Rail Transportation $3.5 Billion by FY27 1 Aviation MRO to grow to $4.7 Billion by FY30 2 $13.5 Billion by FY25 3 Global Cargo Inspection to reach $2.3 Billion by FY26 4 (1) Source: Acumen Research and Consulting (2) Source: Copper Mobile (3) Source: PWC (4) Source: PR Newswire 5 EDGE Data Centers Expand and diversify in the rail sector; Expand primarily to a data subscription business model; Diversify into other sectors through organic growth and M&A.

| Nasdaq: DUOT History and Future Pathway 20 20 2015 Public company by reverse merger to OTC 20 21 20 22 FEB 2020 Up listed to Nasdaq: DUOT SEP 2020 New CEO Initiate turn - around 11 x portals deployed $8M Revenue Improve technical & operational delivery Regain customer confidence Amtrak Win Develop and deploy ObliqueVUE Raise $5.5M to drive growth strategy $8M Revenue Image ~ 5.4M railcars Deploy 28x AI Use Cases at 95%+ reliability Expand contracts; 100% renewal rate with current customers 13 x portals deployed Guidance: $16.5 - 18M Revenue 20 23 20 24 Image ~ 8M railcars Deploy 40x AI Use Cases Expand contracts; 100% renewal rate Expand to subscription model ~ 20 x portals deployed Objective: $20 - 24M Revenue; Achieve Break Even Image ~ 16M railcars Deploy 60x AI Use Cases Expand contracts; 100% renewal rate; diversify in rail and other sectors ~ 30 x portals deployed 6

| Nasdaq: DUOT Railcar Inspection Portal ( r i p ® ) 7 Enhanced Model Up to 92 NEW Inspection points Base Model 20 - 25 Inspection points

| Nasdaq: DUOT High Resolution Images at 70mph 8 For Visual Inspections Area of Interest • Safety appliances • Brake piston • Brake shoes • Sander nozzles • Tank dump outlet covers • “F” sticker/stencil • Spring condition • Ladder lighting Area of Interest • Coupler carrier iron • Angle cock securement • Air hose condition • Air hose support • Uncoupling lever condition • Lock lifter condition • Knuckle pin condition Area of Interest • Knuckle pin • Coupler(s) Area of Interest • Brake piston • Leaver securement • Cotter keys • Slack adjuster condition

| Nasdaq: DUOT Raw images from multiple sensors Collected, processed, analyzed in cen t raco ® Presented to user to make a decision cen t raco ® Proprietary SW and AI User Interface 9

| Nasdaq: DUOT Examples of Freight Railcar AI Detections Tank Car Missing Cap Illegal Riders Body - mounted Brake Piston Engaged Knuckle Pin Missing Open Hopper Gate Axle Rubbing 95%+ reliability ; portfolio of 28 AI Use Cases 10 person

| Nasdaq: DUOT Rail Industry Ownership (North America) Approximately 1.63 million railcars RAILROADS ▪ Ownership of railcars continues to decline ▪ Virtuall y no tank car ownership due to complexities and regulations ▪ Focuses capital investment on infrastructure 16% (2022) 17% (2022) 10% (2022) SHIPPERS ▪ Shipper ownership share has declined slightly ▪ Alternative focus of capital on core business versus railcar investments ▪ Railcar maintenance and management not a core competency TTX ▪ Railroad - owned equipment pool focused on box, flat, intermodal, and gondola cars ▪ Overall market share has remained steady since 2008 at ~10% of the North American fleet 25% (2012) 19% (2012) 9% (2012) Source: UMLER as of January 2022 11 57% (2022) LESSORS ▪ Shift from railroad - and shipper - owned railcars to lessors ▪ Lessors dominate the tank car segment due to complex services and compliance requirements 47% (2012)

| Nasdaq: DUOT Rail Industry Technology Adoption Headwinds Challenges with Class 1s, Regulators, and Labor Unions: • Publicly praise the technology, but internally challenged to quickly adopt full - scale. • Capital investment needed is competing with other critical investments for the RRs. • Challenged to replace labor with technology due to regulations and labor unions. “We must find an alternate, more predictable pathway to market to achieve our growth targets.” Challenges with Supply Chain and Inflation: • The time from contract close to RIP installation is now ~six months or more due to long lead procurement items. • Difficult to hold profit margins with price increases on material while negotiating price increase with Class 1s. “ To make the pathway to market more predictable (in our control) we purchase more inventory ahead of time.” TAM for RIPs across all Class 1 track network is 150 x RIP (no change). Class 1 is slow to adopt & to push regulators for full - scale implementation on leading - edge inspection technology. 12

| Nasdaq: DUOT Transition to Subscription Business Model CURRENT OFFERING ▪ Currently operate 11 x RIPs; Q2 2023, 15 x RIPs ▪ All RIPs sold as a CAPEX model to Class 1s and Transit Agencies (mostly one - time revenue & small percentage recurring) ▪ 7 Class 1s (soon to be 6) + Major Transit Agencies DUOS DATA ▪ There are ~1.63M railcars on the North American Network. ▪ Duos imaged ~7M railcars in FY2022 (some multiple times). ~432K (8%) owned by Class 1s with the balance held by owners who ultimately pay for the maintenance of the car. ▪ Class 1 car ownership continues to decline. ▪ Great interest by the railcar owners to access this type of data for cars they own & pay to maintain. CAPITAL FORECAST ▪ Order long lead items in advance while closing deals on initial two Subscription RIPs ▪ Expand railcar owners' network with new RIP locations ▪ Operate existing portals (up to 10xRIP) and expand another 5 x RIP by EOY 2023 SUBSCRIPTION OFFERING ▪ Subscription model significantly lowers the customer entry point making it much more attractive ▪ Subscription sold either as a flat fee and/or on a per car basis (variable rate) ▪ 6 Class 1 s + thousands of railcar owners Mission: We will own and operate a network of RIPs on key RR choke points and offer our data directly to the car owners as a subscription. BENEFITS expand TAM recurring REVENUE increase GROSS MARGIN biz & profit SUSTANABILITY 13

| Nasdaq: DUOT (1) Guidance for 2022 based on contracts in backlog (2) Forgiveness of Cares Act/PPP Loan (3) Reflets reclassification of costs consistent with latest 10Q filings Consolidated Income Statement (in ‘000s) 9 months 2021 (Unaudited) 9 months 2022 (Unaudited) FY 2021 (Audited) FY 2022 (Guidance) 1 Revenues $4,544 $9,079 $8,260 $16.5 - $18M Cost of Revenues $4,239 $6,474 $10,819 Gross Margin $305 $2,604 ($2,599) Operating Expenses $7,522 $8,509 $4,898 3 Income (Loss) from Operations ($7,217) ($5,905) ($7,457) Other Income (Expense) $1,408 ($7.2) $1,448 2 Net Income (Loss) ($5,809) ($5,912) ($6,009) EPS (LPS) ($1.63) ($1.01) ($1.63) Weighted Average Shares Outstanding 3,559 5,859 3,694 14

| Nasdaq: DUOT Balance Sheet (in ‘000s) Sept. 30, 2022, 10 - Q ( Unaudited ) Dec 31, 2021, 10 - K (Audited) Current Assets $9,369 $3,289 Cash, A/R, Contract Assets (1) $8,024 $2,636 Current Liabilities $6,646 $3,940 Contract Liabilities (2) $3,880 $1,829 Debt $0 $0 Cash $4,965 $894 Working Capital $ 2,723 ($336) Stockholders' Equity $4,293 $781 Selected Data (1) Contract Assets become A/R as projects complete milestones (2) Contract Liabilities reduce as project milestones completed 15

| Nasdaq: DUOT (1) Weighted Average Exercise Price: $8.63/share (2) Weighted Average Exercise Price: $5.85/share (3) Common Stock Equivalent as converted = 1,299 Preferred Shares (Series D), Conversion Price: $3.00/share (4) Note: Calculated by Intrinsic Value Method As of 01/04/23 Common Stock 7,156,875 Warrants Options 147,591 (1) 926,266 (2) Series D Convertible Preferred 433,000 (3) Total Share Count Fully Diluted 8,663,732 Market Capitalization (Jan. 04)/Fully Diluted $16M/$17M (4) Capital Structure 16

| Nasdaq: DUOT Investment Highlights Significant Global Market Opportunities * • Combined North American markets exceed $24B • $3.5B Rail Transportation • $2.3B Global Cargo Inspection • $4.7B Aviation Maintenance and Repair Operations • $13.5B 5G/Edge Data Centers • Multiple sources previously cited Expanded Potential Customer Base • Multiple multi - million dollar deployments announced in 2022 continuing in 2023 • Potential for 100s of additional customers through new subscription data program Improving Financial Position • 2021 revenue of $8.25 million • 2022 expected revenue of $16.5 - $18 million with improved margins anticipated • Improved Balance sheet with sufficient working capital - Strengthening cash position to tackle subscription market • Increasing project scopes & recurring revenue base Strong Rail Industry Tailwinds • Industry rapidly moving toward automation and optimization to reduce costs, increase safety and improve efficiency • Planned deployments of Duos owned portals in strategic locations on North American rail network Superior Proprietary Technology • Spent majority of 2021 on further developing in - house technologies to enable exponential scaling in 2022 – 2024 • Significant capabilities to acquire value added data for Class 1 & transit rail companies Built for the Future • Expanded AI and deep learning functionality • Developed “ Expert AI ” concept • Launch AI Detection Catalogue • Ongoing Focus on AI and Software Technology - Expect increased margins and recurring revenues 17

| Nasdaq: DUOT Contact Us Duos Technologies Corporate Fei Kwong Duos Technologies Group, Inc. 904 - 652 - 1625 fk@duostech.com Investor Relations Matt Glover or Tom Colton Gateway Investor Relations 949 - 574 - 3860 DUOT@gatewayir.com Nasdaq: DUOT